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                                                                   EXHIBIT 99.2


                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with The PNC Financial Services Group, Inc.'s (the Corporation) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William S. Demchak, Vice Chairman and Chief Financial Officer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation for the dates and periods covered by the Report.

This certification is being made for the exclusive purpose of compliance by the chief financial officer of the Corporation with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be used by any person or for any reason other than as specifically required by law.



/s/ William S. Demchak



William S. Demchak
Vice Chairman and Chief Financial Officer
November 14, 2002